                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               700 MARKET STREET
                           ST. LOUIS, MISSOURI 63101
                                 (314) 231-1700

                    VARIABLE LIFE INSURANCE POLICY (DESTINY)

                       SUPPLEMENT DATED JANUARY 16, 2004
                     TO THE PROSPECTUS DATED AUGUST 8, 2003

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  (VARIABLE UNIVERSAL LIFE/EXECUTIVE BENEFIT)
               FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR POLICIES

                       SUPPLEMENT DATED JANUARY 16, 2004
                     TO THE PROSPECTUSES DATED MAY 1, 2002

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                       (VUL 95/VUL 100/VGSP/RUSSELL VUL)

                       SUPPLEMENT DATED JANUARY 16, 2004
                     TO THE PROSPECTUSES DATED MAY 1, 2000

     General American Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain investment options (the "Existing Funds") under its variable life insurance policies and to substitute new options ("Replacement Funds") as shown below.

     The Company believes that the proposed substitutions are in the best interest of policy holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2004.

  The proposed substitutions and respective advisers and/or sub-advisers are:

      EXISTING FUND AND CURRENT ADVISER                 REPLACEMENT FUND AND SUBADVISER
VP Income and Growth Fund                        Lord Abbett Growth and Income Portfolio
(American Century Investment Management,         (Lord Abbett & Co. LLC) ("Lord Abbett")
Inc.)
("American Century")
VP International Fund                            MFS Research International Portfolio
(American Century)                               (Massachusetts Financial Services Company)
                                                 ("MFS")
VP Value Fund                                    Lord Abbett Mid-Cap Value Portfolio
(American Century)                               (Lord Abbett)
VIP Asset Manager Portfolio                      MFS Total Return Portfolio
(Fidelity Management & Research Company)         (MFS)

Please note that:

- No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

- The elections you have on file for allocating your premium payments, or your cash value under the Dollar Cost Averaging or Premium Rebalancing programs, will be redirected to the Replacement Funds unless you change your elections or transfer your cash value before the substitutions takes place.

- You may transfer your Policy cash value among the investment Divisions and the General Account as usual. The substitutions themselves will not be treated as transfers for purposes of the transfer provisions of your Policy.

- You may transfer your Policy cash value in the Existing Funds (before the substitution) or the Replacement Funds (after the substitution) to any other investment Division without charge.

- On the effective date of the substitutions, your cash value in the investment Divisions will be the same as before the substitution. However, the number of units you are credited in the Replacement Funds will be different from the number of units in the Existing Funds due to the differences in unit values.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.